                          Oppenheimer Europe Fund
                  Supplement dated September 1, 2001 to the
                      Prospectus dated December 27, 2000

The Prospectus is changed by adding the following section in "About Your
Account - How to Buy Shares" before the sub-section entitled "How Can You Buy
Class A Shares?" on page 15:

      Effective September 1, 2001 through November 30, 2001, the
      Distributor will pay an additional sales concession of 0.50% on purchases of Class A shares and Class B shares and 0.25% on purchases of Class C shares by customers of A.G. Edwards & Sons,
      Inc., provided such purchases are accompanied by an Asset Builder
      Plan of at least $100.00 per month.  The additional payout will not be paid on any Asset Builder Plan purchases.

September 1, 2001                                     PS0261.008